UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 22, 2015

TCF FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10253	41-1591444
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693

(Address of principal executive offices, including Zip Code)

(952) 745-2760

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 22, 2015, at the 2015 Annual Meeting of Stockholders of TCF Financial Corporation (“TCF” or the “Company”), stockholders approved the TCF Financial 2015 Omnibus Incentive Plan (the “2015 Plan”), which was previously approved by the Board of Directors (the “Board”) on January 23, 2015, subject to stockholder approval.

The purposes of the 2015 Plan are to (i) enable TCF to attract and retain the types of officers and employees who will contribute to our long-term success; (ii) provide incentives that align the interests of employees with those of our stockholders; and (iii) promote the success of our business.  The 2015 Plan, which is administered by the Compensation, Nominating, and Corporate Governance Committee (the “Committee”), authorizes the grant of stock options (incentive and non-qualified), stock appreciation rights, restricted stock, restricted stock units, performance-based awards and other stock-based awards.  The term of each award granted under the 2012 Stock Plan may not be longer than 10 years from the date of grant and there is a minimum vesting period of one year for stock options, restricted stock and restricted stock units.  The maximum number of shares of TCF common stock that may be issued pursuant to awards granted under the 2015 Plan will be the sum of (i) 2.0 million, (ii) the number of unallocated shares remaining available for grant immediately prior to the 2015 Annual Meeting of Stockholders under TCF’s former plan, the TCF Financial Incentive Stock Program, and (iii) shares that become available for grants under the 2015 Plan in accordance with its terms after the effective date of the 2015 Plan.

The Board may amend, alter, suspend, discontinue or terminate the 2015 Plan at any time, except as provided in the 2015 Plan. Unless earlier terminated by the Board, no awards may be granted under the 2015 Plan after January 23, 2025. This summary of the 2015 Plan is not complete and is qualified in its entirety by reference to the full text of the 2015 Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein. A more detailed summary of the 2015 Plan can be found in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission and mailed to stockholders on March 11, 2015 (the “2015 Proxy Statement”).

Also, on April 22, 2015, the Committee approved forms of Restricted Stock Award, Performance-Based Restricted Stock Award, Restricted Stock Unit Award and Performance-Based Restricted Stock Unit Award agreements, copies of which are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated by reference herein.

As previously disclosed in the 2015 Proxy Statement, awards of performance-based restricted stock units were granted in January 2015 to Messrs. Dahl, Jasper and Jones subject to stockholder approval of the 2015 Plan.  A more detailed summary of the awards can be found in the 2015 Proxy Statement.  A copy of the form of award agreement for these awards is attached hereto as Exhibit 10.6 and is incorporated by reference herein.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 22, 2015, TCF’s stockholders approved amendments to its Amended and Restated Certificate of Incorporation to provide stockholders with the right to call a special meeting, which were previously approved by the Board on January 23, 2015, subject to stockholder approval.  TCF’s Amended and Restated Bylaws providing for specific procedural requirements that must be met by the stockholders calling the special meeting became effective upon approval by TCF’s stockholders of the amendments to the Amended and Restated Certificate of Incorporation.

A more detailed description of the amendments to TCF’s Amended and Restated Certificate of Incorporation and Bylaws can be found in the 2015 Proxy Statement.  Copies of the new Amended and Restated Certificate of Incorporation and Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

Item 5.07  Submission of Matters to a Vote of Security Holders

The following is a brief description of each matter voted at the 2015 Annual Meeting of Stockholders and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each matter.

	For	Withheld	Broker Non-Votes
1. Election of Directors:
Peter Bell	125,439,925	17,481,222	9,630,570
William F. Bieber	121,936,619	20,984,528	9,630,570
Theodore J. Bigos	122,482,161	20,438,986	9,630,570
William A. Cooper	135,031,667	7,889,480	9,630,570
Thomas A. Cusick	140,937,179	1,983,968	9,630,570
Craig R. Dahl	141,413,177	1,507,970	9,630,570
Karen L. Grandstrand	125,776,223	17,144,924	9,630,570
Thomas F. Jasper	141,217,565	1,703,582	9,630,570
George G. Johnson	141,511,051	1,410,096	9,630,570
Richard H. King	142,049,026	872,121	9,630,570
Vance K. Opperman	89,975,191	52,945,956	9,630,570
James M. Ramstad	141,915,393	1,005,754	9,630,570
Roger J. Sit	142,049,024	872,123	9,630,570
Barry N. Winslow	141,943,791	977,356	9,630,570
Richard A. Zona	125,713,077	17,208,070	9,630,570

	For	Against	Abstentions	Broker Non-Votes
2. Approval of the TCF Financial 2015 Omnibus Incentive Plan	137,596,949	5,152,023	172,175	9,630,570

	For	Against	Abstentions	Broker Non-Votes
3. Approval of the Amended and Restated Certificate of Incorporation	142,283,259	565,494	72,394	9,630,570

	For	Against	Abstentions	Broker Non-Votes
4. Vote on Stockholder Proposal Regarding Proxy Access	85,542,583	57,179,413	199,151	9,630,570

	For	Against	Abstentions	Broker Non-Votes
5. Vote on Stockholder Proposal Regarding Severance	111,344,933	31,401,399	174,815	9,630,570

	For	Against	Abstentions	Broker Non-Votes
6. Advisory Vote on Executive Compensation as Disclosed in the Proxy Statement	43,797,803	98,968,838	154,506	9,630,570

	For	Against	Abstentions
7. Advisory Vote on Ratification of the Appointment of KPMG LLP as Independent Registered Public Accountants for the Fiscal Year Ending December 31, 2015	150,439,596	1,977,554	134,567

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of TCF Financial Corporation
3.2	Amended and Restated Bylaws of TCF Financial Corporation
10.1	TCF Financial 2015 Omnibus Incentive Plan
10.2	Form of Restricted Stock Award Agreement under the TCF Financial 2015 Omnibus Incentive Plan
10.3	Form of Performance-Based Restricted Stock Award Agreement under the TCF Financial 2015 Omnibus Incentive Plan
10.4	Form of Restricted Stock Unit Agreement under the TCF Financial 2015 Omnibus Incentive Plan
10.5	Form of Performance-Based Restricted Stock Unit Agreement under the TCF Financial 2015 Omnibus Incentive Plan
10.6	2015 Performance-Based Restricted Stock Unit Agreement under the TCF Financial 2015 Omnibus Incentive Plan entered into by certain executives

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ William A. Cooper
William A. Cooper, Chairman and Chief Executive Officer (Principal Executive Officer)

/s/ Michael S. Jones
Michael S. Jones Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Susan D. Bode
Susan D. Bode Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

Dated:	April 28, 2015